COLUMBIA GROWTH FUND, INC.

                           Supplement to Prospectuses
                                dated May 1, 2003


The section "Managing the Fund - Portfolio Manager" is replaced in its entirety with the following:

PORTFOLIO MANAGERS_________________________________________________

Robert G. Armknecht, CFA, an Executive Vice President of the Advisor, has co-managed the Fund since July, 2003. He has been with the Advisor and its predecessors since 1988. Mr. Armknecht received an M.B.A. degree from Columbia University.

Alexander S. Macmillan, CFA, a Senior Vice President of the Advisor, is a co-manager of the Fund and has managed or co-managed the Fund since 1992. He has been with the Advisor and its predecessors since 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.



                                                                    July 1, 2003
112-36/591O-0603